Exhibit 31.1


                                  CERTIFICATION
                      Pursuant to Rule 13a-14(b) and 15d-14

I, Calvin A. Wallen,III, Chief Executive Officer and Chief Financial Officer of Cubic Energy, Inc., certify that:

         1. I have reviewed this quarterly report on Form 10-Q of Cubic Energy, Inc. (the "Registrant");

         2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

         3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this quarterly report;

         4. I am responsible, as C.E.O. and C.F.O., for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Registrant and have:

                  (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

                  (b) evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our
                  conclusions   about  the   effectivenenss  of  the  disclosure
                  controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                  (c) disclosed in this report any change in the Registrant's internal control over financial reporting tat occurred in the Registrant's most recent fiscal quarter (the Registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting: and

         5. I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant's auditors and the Audit Committee of the Registrant's Board of Directors (or persons performing the equivalent function):

                  (a) all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

                  (b)  any  fraud,  whether  or  not  material,   that  involves
                  management or other employees who have a significant role in the Registrant's internal controls; and

Date: November 13, 2003                    Signature:  /s/ Calvin A. Wallen, III
                                                      --------------------------
                                                      Calvin A. Wallen, III
                                                      As CEO and CFO